UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 22, 2005 (Date of earliest event reported)
Shiloh Industries, Inc. (Exact name of registrant as specified in its charter)
DE (State or other jurisdiction of incorporation)	0-21964 (Commission File Number)	510347683 (IRS Employer Indentification Number)
	Suite 202, 103 Foulk Road (Address of principal executive offices)	19803 (Zip Code)
Registrant's telephone number, including area code: 302 656 1950

Item 2.02. Results of Operations and Financial Condition

First Quarter Fiscal 2005 Earnings Release

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Shiloh Industries, Inc. dated February 22, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2005	SHILOH INDUSTRIES, INC. By: /s/ Stephen E Graham Stephen E Graham Chief Financial Officer